Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 3-31-13 Dated: May 13, 2013
Old National Bancorp Investment Thesis Executive Summary Slides 2 to 10 Financial Data as of 3-31-13 Dated: May 13, 2013
Disclosures Forward-Looking Statement This Investment Thesis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including its pending branch transaction with Bank of America) and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this Investment Thesis and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this Investment Thesis, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this Investment Thesis. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
Why Old National Bancorp? Focused on driving core net income Conservative and consistently applied credit stance since before current cycle has led to strong credit quality No subprime business Lending to clients we know in our footprint Transforming footprint to higher-growth markets Commitment to providing long-term shareholder value Strategic decisions valued for long-term potential Strong capital, excess liquidity provide flexibility for future acquisition opportunities Continued opportunities on expenses Commitment to communities within our footprint 93,103 associate volunteer hours in 2012
Commitment to Excellence Commitment to Excellence ETHISPHERE 2013
Corporate Summary MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) Headquarters Headquarters Evansville, Indiana Evansville, Indiana Evansville, Indiana Evansville, Indiana Stock Exchange/Symbol Stock Exchange/Symbol NYSE: ONB NYSE: ONB Market Capitalization@ 5-3-13 Market Capitalization@ 5-3-13 $1.2 billion $1.2 billion Current Quarterly Cash Dividend Current Quarterly Cash Dividend $.10 $.10 Cash Dividend Yield @ 5-3-13 Cash Dividend Yield @ 5-3-13 3.3% 3.3% Book Value Per Common Share @ 3-31-13 Book Value Per Common Share @ 3-31-13 $11.83 $11.83 Price @ 5-3-13 / 2013 Consensus Estimate Price @ 5-3-13 / 2013 Consensus Estimate 12.4x 12.4x Institutional Ownership @ 12-31-12 Institutional Ownership @ 12-31-12 63.8% 63.8% YTD 5-3-13 Average Trading Volume YTD 5-3-13 Average Trading Volume 416,862 shares 416,862 shares FINANCIAL DATA (at/for the quarter ended 3-31-13) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3-31-13) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3-31-13) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3-31-13) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3-31-13) ($ in millions) Total Assets $9,673.7 $9,673.7 Total Core Deposits (Excluding Brokered CDs) $7,066.3 $7,066.3 Return on Average Assets 1.01% 1.01% Return on Average Common Equity 8.00% 8.00% Net Interest Margin 4.04% 4.04% Efficiency Ratio 68.34% 68.34% Tangible Common Equity Ratio1 8.96% 8.96% Trust Assets Under Management $5,274.2 $5,274.2 COMPANY DESCRIPTION >Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN -170 financial centers and 183 ATM's (at 3-31-13) located throughout Indiana, Western Kentucky and Southern Illinois -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country >Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance >Since late 2004, ONB has been guided by three strategic imperatives -Strengthen the Risk Profile >Early identification and aggressive resolution of deteriorating credits >Proactive risk management -Enhance Management Discipline >Disciplined pricing of loans and deposits using market share presence >Optimize balance sheet >Hold managers accountable for their results -Achieve Consistent Quality Earnings >Targeting 6% to 8% annual earnings per share growth TOP 10 Institutional Holders (12-31-12 13F Filings) Shares Held (in 000s) % Ownership BlackRock Fund Advisors 7,289.1 7.20 The Vanguard Group, Inc. 5,908.5 5.84 Heartland Advisors, Inc. 4,239.0 4.19 State Street Global Advisors 3,578.4 3.54 NFJ Investment Group, LLC 3,573.5 3.53 Dimensional Fund Advisors, L.P. 2,500.1 2.47 Northern Trust Investments, Inc. 2,166.2 2.14 Jacobs Asset Management, LLC 2,034.7 2.01 Forest Hill Capital, LLC 2,029.8 2.01 Citadel Advisors, LLC 1,799.5 1.78 Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com 1 Non-GAAP financial measure - refer to Appendix for reconciliation
The Old National Landscape MSA Market Rank Deposit Market Share Bloomington, IN 1 22.2% Central City, KY 1 40.0% Danville, IL 1 16.1% Evansville, IN-KY 1 31.5% North Vernon, IN 1 37.7% Columbus, IN 2 26.4% Jasper, IN 2 25.2% Seymour, IN 2 26.3% Terre Haute, IN 2 14.5% Vincennes, IN 2 26.6% Washington, IN 2 30.5%
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 43.9% / 8.2% .6% / 9.0% 1.9% / 9.6% 0% / 10.4% 40.7% / 8.9% 12.9% / 8.9% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics March 2013 Unemployment: Indiana = 8.7% Illinois = 9.5% Kentucky = 8.0% Ohio = 7.1% Michigan = 8.5% USA = 7.5% 1 Based on 6-30-12 FDIC Summary of Deposits-including impact of 4Q12 consolidations 78% of ONB deposits1 are in Indiana-majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Indicator Outlook Latest Statistics (March 2013) Latest Statistics (March 2013) Trend (YOY change from Mar. 2012) Jobs Nonfarm Employment* Unemployed* 2,924,000 275,400 Jobs increased 29,000 Unemployment rate increased to 8.7% (Mar. 2012 rate was 8.2%) Unemployment Insurance Claims Initial Claims Weeks Claimed 20,794 251,775 Initial claims decreased 5.1% Weeks claimed decreased 4.1% Predictive Index Leading Index for Indiana (LII) (April 2013) 100.8 At 100.8 the LII is up .1 points from Jan. LII of 100.7 Home Sales Units Sold Avg. Home Price 14,700 $132,199 The number of home sales increased 17.9% The average sale price increased 4.4% Regional Spending Net Sales Tax Collected $521.1 MM Sales tax collections have decreased 1.8% Local Indiana HQ Stock Performance Price Change during 1Q13 CMI: (-0.58%) LLY: 14.34% NI: 15.52% SPG: (-0.30%) STLD: 8.05% WLP: 10.7% ZMH: 10.97% Stock prices have increased as macro concerns have diminished * Preliminary Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
First Quarter 2013 Highlights Net income of $23.9 million, or $.24 per share 10.2% increase over $21.7 million, or $.23 per share, in 1Q12 $23.0 million, or $.23 per share, in 4Q12 Highlights of current quarter 8.3% growth in average core loans over 1Q12 Excluding covered and acquired loans Improvement in core portfolio credit trends Positive momentum in expense management Sale of 9 non-strategic branches completed ASU No. 2012-06 has no impact on the accounting for the acquisition of Integra Bank as it is consistent with ONB's current method of accounting
Old National Bancorp Investment Thesis Financial Data as of 3-31-13 Dated: May 13, 2013
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $ in millions $34.0 $32.4
FTE and Asset Change Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 Acquired IN Community Bancorp 9-15-12 $ in millions 21% increase in total assets with a corresponding 8% decrease in FTE
Net Interest Margin1 1 Fully taxable equivalent basis 3.67% 3.96% 4.20% 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 4.20% 4.26% 4.09% 4.34% Earning assets reflect purchased assets, net of discount
Asset/Liability/Revenue Composition *Consumer Loans consist of 21% direct, 46% indirect and 34% HELOC. Period-End 3-31-13 Period-End 3-31-13 Assets Liabilities Total Revenues, excluding Securities Gains *Other Income includes 1.0% for Mortgage Banking Revenue, 1.3% for Company-Owned Life Insurance, 2.9% for Investment Product Fees and 6.1% for Other Income
Average Loan Trends $ in millions - Quarterly averages - excludes residential loans and leases held for sale 1 1 Includes both covered and non-covered loans 1Q12 to 1Q13 increase of $308.4 million, or 8.3%, in average ONB Core loans
Loan Portfolio at March 31, 2013 Commercial $1,315.1 Commercial Real Estate 1,230.3 Consumer 643.1 Residential Mortgage 1,367.3 HELOC 244.4 Covered Loans (Integra) 326.4 Total Loans $5,126.6 $46.1 Comml, $153.9 CRE, $92.3 HELOC, $34.1 Resi Mortg $ in millions - period-end balances vs. quarterly average balances as shown on slide 16
Conservative Lending Limits/Risk Grades Borrower1 Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 - Investment Grade $30 1 - Minimal Risk $25 2 - Modest Risk $25 3 - Average Risk $20 4 - Monitor $15 5 - Weak Monitor $10 6 - Watch $7.5 7 - Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 3-31-13 of $116.9 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Quick Home Refi (QHR) Product Statistics Term 10 years 27% 15 years 36% 20 years 14% 25 years 7% 30 years 17% Based on March 31, 2013 portfolio data Portfolio Statistics Average loan outstanding $77,536 Average yield of closed loans 3.96% Average Credit Score 779 Average FICO 303 Average debt to income 20% Average loan to value 60% Term 10 years 24% 15 years 30% 20 years 18% 25 years 9% 30 years 19% Production 1-1-13 to 3-31-13 Average loan outstanding $89,716 Average yield of closed loans 3.59% Average Credit Score 781 Average FICO 309 Average debt to income 19% Average loan to value 61% Portfolio balance as of March 31, 2013 = $594.2 million
Loan Concentrations - Excluding Covered Loans At 3-31-13 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Purchased Impaired Loans $ in millions Monroe Bancorp Integra Bank Indiana Community Bancorp Post acquisition data is cumulative
Credit Quality - Net Charge-Offs $5.2 $4.9 $5.0 $1.8 $ in millions $.8 $.2 $3.0 $1.1 ($.5) $.4 $1.2 $.9 $.7 1 Includes both covered and non-covered loans 1 ONB Consolidated 0.56% 0.40% 0.71% 0.36% 0.13% 0.03% 0.17% 0.17% $.5 $.6 ($.8) $.0 $.4 Full-year 2012 = 0.17%
Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $15.8 million remaining loan discount on Monroe's loan portfolio or the $55.8 million loan discount on Indiana Community's loan portfolio 1
Credit Quality - ALLL and Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary At March 31, 2013 ONB Legacy Monroe Integra IN Community Total Allowance for Loan Losses (ALLL) $43.3 $3.9 $6.3 $0 $53.5 Loan Mark N/A 15.8 128.8 55.8 200.4 Total ALLL/Mark $43.3 $19.7 $135.1 $55.8 $253.9 Pre-Mark Loan Balance $4,053.4 $357.6 $498.0 $418.0 $5,327.0 ALLL/Pre-Mark Loan Balance 1.07% 1.08% 1.26% N/A 1.00% Mark/Pre-Mark Loan Balance N/A 4.41% 25.88% 13.33% 3.76% Combined ALLL & Mark/Pre-Mark Loan Balance1 1.07% 5.49% 27.14% 13.33% 4.77% $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets Grades 1 through 6 $230.5 $179.5 $160.4 $147.0 $111.4 $108.1 Criticized - Grade 7 23.0 20.2 16.2 14.3 9.3 14.2 Classified - Grade 8 16.7 27.5 23.3 24.7 17.6 15.7 Nonaccrual - Grade 9 179.7 158.5 137.7 120.6 100.1 62.0 Retail Loans 176.5 162.9 151.7 142.2 133.9 126.4 Total Covered Loans $626.4 $548.6 $489.3 $448.8 $372.3 $326.4 Other Real Estate Owned $30.4 $24.7 $22.2 $28.8 $26.1 $26.1 $ in millions - period-end balances vs. quarterly average balances as shown on slide 10 Refer to Appendix for ONB Risk Grade Table Dec. 31, 2011 Mar. 31, 2012 Jun. 30, 2012 Sept. 30, 2012 Dec. 31, 2012 Mar. 31, 2013 Loans 90+ Days & Over $2.4 $.8 $.6 $.1 $- $- *Covered loans shown net of $128.9 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Quality - Excluding Covered Loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1As a % of end of period total loans
Credit Quality - Excludes Covered Loans 30+ Day Delinquent Loans 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Commercial .35% .51% .29% .16% .24% .16% .27% .15% Commercial Real Estate .19% .34% .78% .25% .19% .38% .35% .26% First Mortgage Residential Real Estate 1.03% .82% .99% .71% .73% 1.27% 1.24% .86% Home Equity Lines Of Credit .17% .24% .44% .21% .28% .35% .38% .61% All Other Consumer Loans 1.28% 1.26% 1.55% .98% 1.01% 1.12% 1.15% .83% Loan Type as a % of Total Uncovered Loans 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Commercial 30.8% 30.1% 29.4% 28.7% 28.5% 26.9% 27.6% 27.4% Commercial Real Estate 28.4% 27.2% 25.8% 24.9% 24.6% 26.9% 26.0% 25.6% First Mortgage Residential Real Estate 19.4% 21.0% 24.1% 25.8% 26.6% 26.8% 27.7% 28.5% Home Equity Lines of Credit 6.2% 5.4% 5.2% 5.0% 4.9% 5.5% 5.2% 5.1% All Other Consumer Loans 15.2% 16.3% 15.5% 15.6% 15.4% 13.9% 13.5% 13.4% 30+ Day Delinquent Loans Specific Segment Overview (As a % of End of Period Total Loans)
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans 1Q13 increase is primarily due to 1 large credit in the equipment manufacturing and repair business
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Shared National Credits - Excludes Covered Loans ($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Count (#)* 7 7 7 7 7 7 7 7 Total exposure $70.6 $70.5 $65.0 $64.5 $63.8 $63.3 $70.0 $70.0 Dollar outstanding $21.4 $22.9 $19.1 $18.0 $22.1 $23.1 $20.8 $20.0 Largest exposure $15.0 $15.0 $10.0 $10.0 $10.0 $10.0 $20.0 $20.0 Weighted average risk grade** 1.8 1.9 1.8 1.6 1.6 1.6 1.5 1.5 *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
Investment Portfolio ($ in millions) Book Value Dec. 31, 2012 Book Value Mar. 31, 2013 Market Value* Dec. 31, 2012 Market Value* Mar. 31, 2013 Market Value $ Change Federal National Mortgage Association $496.4 $424.0 Federal Home Loan Mortgage Corporation 174.3 138.8 Federal Farm Credit Bank 28.9 28.9 Federal Farmer Mac 6.0 -0- Subtotal U.S. Government Agencies-Senior Debentures $689.4 $576.8 $705.6 $591.7 $(113.9) U.S. Treasury $11.4 $11.2 $11.8 $11.6 ($.2) Issued or guaranteed by FNMA, FHLMC, GNMA $1,187.6 $1,542.5 $1,222.7 $1,572.7 Nonagency guaranteed 29.4 27.3 30.2 28.0 Subtotal Mortgage Backed Securities $1,217.0 $1,569.8 $1,252.9 $1,600.7 $347.8 Trust Preferred 37.6 35.8 20.8 20.3 Other Corporate 118.9 134.3 129.1 143.6 Subtotal Corporate Securities $156.5 $170.1 $149.9 $163.9 $14.0 Municipal Securities - Taxable $238.1 $239.6 $256.8 $259.5 $2.7 Municipal Securities - Tax Exempt $473.7 $569.2 $503.5 $589.5 $86.0 Other Securities $91.4 $92.8 $91.4 $92.8 $1.4 Totals $2,877.5 $3,229.5 $2,971.9 $3,309.7 $337.8 *Includes market value for both available for sale and held to maturity securities
Other Classified Assets ($ in millions) Book Value Dec. 31, 2012 Book Value Mar. 31, 2013 Market Value Dec. 31, 2012 Market Value Mar. 31, 2013 Corporate Bonds $7.9 $8.0 $7.4 $7.6 Pooled Trust Preferred Securities $24.9 $23.1 $9.4 $8.6 Non-Agency Mortgage Backed Securities $26.4 $24.6 $27.1 $25.2 Other $0 $1.3 $0 $1.3 Totals $59.2 $57.0 $43.9 $42.7
Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. ($ in thousands) Vintage Lowest Credit Rating* Book Value at Mar. 31, 2013 OTTI 1Q13 OTTI Life to Date BAFC Ser 4 2007 CCC $11,275 $- $441 CWALT Ser 73CB 2005 D 2,406 441 CWALT Ser 73CB 2005 D 3,463 644 CWHL 2006-10 (security sold 1Q11) 2006 - 1,071 CWHL 2005-20 2005 - 111 FHASI Ser 4 (security sold 3Q12) 2007 - 1,192 HALO Ser 1R (security sold 3Q12) 2006 - 149 RFMSI Ser S9 (security sold 4Q10) 2006 - 2,803 RFMSI Ser S10 2006 D 2,995 668 RALI QS2 (security sold 4Q10) 2006 - 1,017 RAST A9 (security sold 3Q12) 2004 - 142 RFMSI S1 (security sold 2Q12) 2006 - 206 Totals Non-Agency Mortgage Backed Securities $20,139 $- $8,885 TROPC (security sold 4Q12) 2003 $- $4,849 MM Community Funding IX 2003 CC 2,067 2,777 Reg Div Funding 2004 D 4,012 5,685 PRETSL XII 2003 C 2,732 1,897 PRETSL XV (security sold 1Q13) 2004 - 3,374 Reg Div Funding (security written down 4Q12) 2005 - 4,078 Totals Pooled Trust Preferred Securities $8,811 $22,660 Grand Totals $28,950 $- $31,545
Municipal Bond Portfolio by State Based on book value at 3-31-13 Illinois exposure consists of 27 bonds representing 1.3% of entire municipal portfolio
CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days 72,735 0.90% 31-60 days 47,968 0.56% 61-90 days 45,268 0.51% 91-120 days 88,149 2.30% 121-150 days 112,020 2.55% 151-180 days 84,624 1.82% 181-210 days 44,800 1.50% 211-240 days 51,888 1.51% 241-270 days 36,142 0.84% 271-300 days 42,001 1.52% 301-330 days 25,546 0.60% 331-365 days 36,120 0.65% 1-2 years 218,384 1.23% 2-3 years 123,481 1.95% 3-4 years 112,740 3.67% 4-5 years 21,125 1.37% Over 5 years 27,208 2.05% Represents CD maturities at March 31, 2013
Tangible Common Book Value1 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation January 24, 2013 actions Board approved 11.1% increase in quarterly cash dividend to $.10 per share Board approved authorization to repurchase up to 2.0 million shares for the period ending January 31, 2014 ONB's capital strategy
Capital Ratios Peer Group data per SNL Financial - See Appendix for definition of Peer Group and Non-GAAP reconciliation
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 151 branches Sale or consolidations in lower-growth, non-core markets Consolidated 103 branches Sold 19 branches 1 2004 to May 14, 2013 Transaction subject to regulatory approval
Transforming Old National's Landscape Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - entry into Northern IN market Acquired 65 Charter One branches throughout Indiana Acquired Monroe Bancorp - Enhanced Bloomington, IN presence Acquired IN Community - entry into Columbus, IN FDIC-assisted acquisition of Integra Bank Sold non- strategic market - Chicago- area - 4 branches Consolidation of 21 branches Announced acquisition of 24 BofA branches Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Sold 9 branches
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB Acquired Indiana Community Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued Deal value = $88.5 million based on average ONB closing price of $13.356 Tangible premium/core deposits (deposits less jumbo CDs) of .23% Price to tangible book of 101.4% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one- time charges of approximately $14 to $15 million Expected cost saves of over 35% Exceeds internal IRR hurdle Loan mark estimated at $85.1 million, or 14.6% of total loans Created goodwill of $85.6 million No additional capital raise needed INCB redeemed TARP prior to closing Strong cultural fit Transaction closed and system converted weekend of September 15, 2012
ONB to Acquire 24 Bank of America Branches 24 full-service branches 4 in Northern Indiana 20 in Southwest Michigan Total deposits of $745.2 million1 Deposit premium of 2.94% Total loans of $8.1 million1 2014 accretion of $.03 to $.05 per share One-time acquisition/conversion costs of $5.0 million Transaction anticipated to close 3Q12, subject to regulatory approval and customary closing conditions 1 Deposit and loan balances as of March 2013
Old National Bancorp Appendix
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2012, each named executive officer has met their stock ownership requirement Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares
Non-GAAP Reconciliations ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Total Revenues $104.2 $105.9 $119.9 $125.7 $123.4 $124.5 $115.0 $135.6 $125.4 Less: Provision for Loan Losses (3.3) (3.2) .1 (1.0) (2.1) (.4) (.4) (2.2) (.8) Less: Noninterest Expense (79.9) (79.8) (95.2) (93.7) (91.3) (86.0) (89.0) (99.4) (90.2) Pre-tax Income $21.0 $22.9 $24.8 $31.0 $30.1 38.1 25.6 34.0 34.4 Add: Provision for Loan Losses 3.3 3.2 (.1) 1.0 2.1 .4 .4 2.2 .8 Pre-Tax, Pre-Provision Income1 $24.3 $26.1 $24.7 $32.0 32.1 38.5 26.0 36.2 35.2 Less: Securities Gains/Losses (1.2) (.5) (2.9) (2.8) (.5) (6.2) (2.7) (4.2) (1.0) Add: Merger and Integration Expenses 3.5 2.2 6.8 5.2 .8 .8 4.9 2.0 .1 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $26.6 $27.8 $28.6 $34.4 $32.4 $33.1 $28.2 $34.0 $34.3 1Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company .9% 5.9% 1.6% (7.5%)
Non-GAAP Reconciliations (end of period balances- $ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Total Shareholders' Equity $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 $1,186.8 $1,194.6 $1,199.7 Deduct: Goodwill and Intangible Assets (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) (368.0) (365.5) Tangible Shareholders' Equity 677.7 700.1 684.7 713.0 737.8 725.4 746.8 765.6 790.3 815.6 826.5 834.2 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 $826.5 $834.2 Total Assets $7,701.1 $7,506.1 $7,263.9 $8,085.3 $8,018.8 $8,932.7 $8,609.7 $8,581.1 $8,689.6 $9,383.0 $9,543.6 $9,673.7 Add: Trust Overdrafts .1 .1 .5 .1 .4 .4 .6 .1 .1 1.7 .1 .2 Deduct: Goodwill and Intangible Assets (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) (368.0) (365.5) Tangible Assets $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 $8,630.8 $8,323.5 $8,296.4 $8,406.2 $9,013.6 $9,175.7 $9,308.4 Tangible Equity to Tangible Assets 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40% 9.05% 9.01% 8.96% Tangible Common Equity to Tangible Assets 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40% 9.05% 9.01% 8.96%
Non-GAAP Reconciliations (end of period balances- $ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Total Shareholders' Equity $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 $1,186.8 $1,194.6 $1,199.7 Deduct: Goodwill and Intangible Assets (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) (368.0) (365.5) Tangible Shareholders' Equity 677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 $826.5 $834.2 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 $826.5 $834.2 Risk Weighted Assets $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 $5,163.5 $5,147.0 $5,099.8 $5,604.7 $5,604.9 $5,595.2 Tangible Common Equity to Risk Weighted Assets 13.98% 14.58% 14.50% 14.08% 14.82% 13.42% 14.46% 14.88% 15.50% 14.55% 14.75% 14.91%
Non-GAAP Reconciliations ($ in thousands) Three Months Ended Mar. 31, 2011 Three Months Ended June 30, 2011 Three Months Ended Sept. 31, 2011 Three Months Ended Dec. 31, 2011 Three Months Ended Mar. 31, 2012 Three Months Ended June 30, 2012 Three Months Ended Sept. 30, 2012 Three Months Ended Dec. 31, 2012 Three Months Ended Mar. 31, 2013 Net Interest Income $61,367 $62,319 $72,592 $76,595 $74,273 $75,973 $74,150 $84,361 $79,050 Taxable Equivalent Adjustment 3,020 2,908 2,914 2,979 3,051 3,252 3,340 3,545 3,912 Net Interest Income - Taxable Equivalent $64,387 $65,227 $75,506 $79,574 $77,324 $79,225 $77,490 $87,906 $82,962 Average Earning Assets $7,118,867 $7,116,897 $7,626,682 $7,573,917 $7,362,100 $7,440,566 $7,572,282 $8,093,291 $8,210,526 Net Interest Margin 3.45% 3.50% 3.81% 4.05% 4.04% 4.08% 3.92% 4.17% 3.85% Net Interest Margin - Fully Taxable Equivalent 3.62% 3.67% 3.96% 4.20% 4.20% 4.26% 4.09% 4.34% 4.04%
ONB's Peer Group 1st Source Corporation SRCE Heartland Financial USA, Inc. HTLF BancFirst Corporation BANF IBERIABANK Corporation IBKC BancorpSouth, Inc. BXS MB Financial, Inc. MBFI Bank of Hawaii Corporation BOH Park National Corporation PRK Chemical Financial Corporation CHFC Pinnacle Financial Partners, Inc. PNFP Commerce Bancshares, Inc. CBSH Prosperity Bancshares, Inc. PB Cullen/Frost Bankers, Inc. CFR Renasant Corp. RNST F.N.B. Corporation FNB S&T Bancorp, Inc. STBA First Commonwealth Financial Corporation FCF Susquehanna Bancshares, Inc. SUSQ First Financial Bancorp. FFBC Trustmark Corporation TRMK First Interstate BancSystem, Inc. FIBK UMB Financial Corporation UMBF First Merchants Corporation FRME United Bankshares, Inc. UBSI First Midwest Bancorp, Inc. FMBI Valley National Bancorp VLY FirstMerit Corporation FMER WesBanco, Inc. WSBC Fulton Financial FULT Wintrust Financial Corporation WTFC Glacier Bancorp, Inc. GBCI Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com